UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 MADISON AVENUE, 38th Floor

NEW YORK, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 328-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment 2 to Korr Cooperation Agreement

On November 1, 2024, Medallion Financial Corp. (the “Company”) entered into Amendment No. 2 to Cooperation Agreement (the “Second Amendment”) with KORR Value L.P., KORR Acquisitions Group, Inc., Kenneth Orr, David Orr and Jonathan Orr (the “KORR Parties”), which amended the Cooperation Agreement dated as of May 1, 2022 (the “Original Agreement”), as amended by that certain Amendment to Cooperation Agreement, dated as of August 10, 2022 (the “First Amendment,” and, the Original Agreement, as so amended by the First Amendment and the Second Amendment, the “Cooperation Agreement”) .

Pursuant to the Second Amendment,

•
the requirement that the Company’s board of directors (the “Board”) increase the size of the Board by one director and appoint an additional independent director (along with the related obligation to appoint such director to the Investment Oversight Committee) was deleted.
•
the Cooperation Agreement will automatically terminate:
(i)
30 days before the nomination deadline for the Company’s 2028 Annual Meeting of Stockholders if the Company has publicly announced on or before the 30th day before the nomination deadline for the Company’s 2027 Annual Meeting of Stockholders that it intends to declare, or has declared, a quarterly dividend of at least $0.13 per share of common stock; and
(ii)
30 days before the nomination deadline for the Company’s 2027 Annual Meeting of Stockholders if the Company has publicly announced on or before the 30th day before the nomination deadline for the Company’s 2026 Annual Meeting of Stockholders that it intends to declare, or has declared, a quarterly dividend of at least $0.12 per share of common stock; and
(iii)
30 days before the nomination deadline for the Company’s 2026 Annual Meeting of Stockholders if the requirement of the foregoing clause (ii) is not fulfilled.

The other provisions of the Original Agreement and the First Amendment remain in full force and effect.

The foregoing summary of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Original Agreement, the First Amendment and the Second Amendment, which are incorporated herein by reference. See Exhibits 10.1, 10.2, and 10.3, respectively, below.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1

Cooperation Agreement, dated as of May 1, 2022, by and among Medallion Financial Corp., KORR Value L.P., KORR Acquisitions Group, Inc., Kenneth Orr, David Orr, and Jonathan Orr. (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed on May 2, 2022 (File No. 001-37747) and incorporated by reference herein.)

10.2

Amendment to Cooperation Agreement, dated as of August 10, 2022, by and among Medallion Financial Corp., KORR Value L.P., KORR Acquisitions Group, Inc., Kenneth Orr, David Orr, and Jonathan Orr. (Filed as Exhibit 10.2 to the Current Report on Form 8-K/A filed on August 11, 2022 (File No. 001-37747) and incorporated by reference herein.).

10.3	Amendment 2 to Cooperation Agreement, dated as of November 1, 2024, by and among Medallion Financial Corp., KORR Value L.P., KORR Acquisitions Group, Inc., Kenneth Orr, David Orr, and Jonathan Orr.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024

MEDALLION FINANCIAL CORP.

By:	/s/ Anthony N. Cutrone
Name: Anthony N. Cutrone
Title: Chief Financial Officer